UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

                Date of Report (Date of earliest event reported)
                                 August 29, 2006

                             Auto Data Network, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                         000-24609                     13-3944580
  (State or other jurisdiction              (Commission                 (I.R.S. Employer
       of incorporation)                   File Number)               Identification No.)

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                 712 Fifth Avenue, 19th Floor New York, NY 10019
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 897-6848


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12 )

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

With regard to the Company's previously disclosed spinoff of its shares of common stock of Aftersoft Group, Inc., the Company notes that the OTC Bulletin Board website of The Nasdaq Stock Market, Inc. reported on August 29, 2006 that the record date is August 25, 2006, that approximately one share of Aftersoft Group, Inc. would be issued for every share of the Company held, that the spin-off was subject to applicable corporate and regulatory requirements and that the Ex Date (X/D) and Payment Date (P/D) were pending SEC effectiveness of a registration statement covering such shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 31, 2006                                     Auto Data Network, Inc.

                                                    By: /s/ Ian Warwick
                                                        ------------------------
                                                    Ian Warwick
                                                    Chief Executive Officer
                                                    and President